                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    February 13, 1998
                                                 -------------------------------


                     Brown & Sharpe Manufacturing Company
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            (Exact name of registrant as specified in its charter)




        Delaware                      1-5881                  050113140
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(State or Other Jurisdiction       (Commission            (IRS Employer
 of Incorporation)                  File Number            Identification No.)




    Precision Park, 200 Frenchtown Road, North Kingstown, Rhode Island 02852
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              (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:                    401-886-2000
                              --------------------------------------------------



                                      N/A
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         (Former name or former address, if changed since last report)



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Item 5.   Other Events
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     On February 13, 1998 the Board of Directors of Brown & Sharpe Manufacturing
Company (the "Company") declared a dividend of one right (the "Rights") to purchase one one-hundredth (1/100th) of a share of Series B Participating Preferred Stock, par value $1.00 per share, of the Company for each outstanding share of Class A Common Stock, par value $1.00 per share and Class B Common Stock, par value $1.00 per share of the Company. The dividend is payable March 9, 1998 to stockholders of record at the close of business on such date. The terms of the Rights are set forth in the Rights Agreement dated as of February 13, 1998 between the Company and BankBoston N.A., as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(c)  Exhibits:
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     1.   Rights Agreement dated as of February 13, 1998 ("Rights Agreement")
          between the Company and BankBoston N.A., as Rights Agent.

     2. Form of Certificate of Designation with respect to the Series B Participating Preferred Stock, par value $1.00 per share, of the Company (attached as Exhibit A to the Rights Agreement).

     3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

     4.   Summary of Rights (attached as Exhibit C to the Rights Agreement).




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BROWN & SHARPE MANUFACTURING COMPANY


Date:  March 2, 1998                By: /s/ Charles A. Junkunc
                                       -------------------------------
                                       Name:  Charles A. Junkunc
                                       Title: Vice President and Chief
                                              Financial Officer





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                                 EXHIBIT INDEX


     The following designated exhibits are filed herewith:

Exhibit
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1.   Rights Agreement dated as of February 13, 1998 ("Rights Agreement") between the Company and BankBoston N.A., as Rights Agent.

2. Form of Certificate of Designation with respect to the Series B Participating Preferred Stock, par value $1.00 per share, of the Company (attached as Exhibit A to the Rights Agreement).

3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

4.   Summary of Rights (attached as Exhibit C to the Rights Agreement).



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